UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 10, 2009 (July 10, 2009)
DSW Inc.
(Exact name of registrant as specified in its charter)

Ohio	001-32545	31-0746639

(State or other jurisdiction	(Commission	( IRS Employer
of incorporation)	File Number)	Identification No.)

810 DSW Drive, Columbus, Ohio	43219

(Address of principal executive offices)	(Zip Code)
(614) 237-7100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Principle Officers
Signature

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Principle Officers.
     On July 10, 2009, DSW Inc. (“DSW”) announced that Kevin Lonergan, Executive Vice President and Chief Operating Officer (and a named executive officer), will be leaving DSW effective July 17, 2009.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSW Inc.
By:	/s/ Douglas J. Probst
Douglas J. Probst
Executive Vice President and Chief Financial Officer

Date: July 10, 2009